Churchill Tax-Free Fund of Kentucky

PROSPECTUS

July 26, 2013

Tickers:	Class A – CHTFX	Class C – CHKCX
	Class I – CHKIX	Class Y – CHKYX

Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state income tax and regular Federal income tax as is consistent with preservation of capital by investing in municipal obligations that pay interest exempt from Kentucky state income tax and regular Federal income tax and are of investment grade quality.

For general inquiries & yield information
800-437-1020 toll-free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary	1

Investment Objective	1

Fees and Expenses of the Fund	1

Shareholder Fees	1

Principal Investment Strategies	2

Principal Risks	2

Fund Performance	4

Management	5

Purchase and Sale of Fund Shares	5

Tax Information	5

Payment to Broker-Dealers and Other Financial Intermediaries	5

Investment of the Fund’s Assets	5

Fund Management	13

Net Asset Value per Share	14

Purchases	14

Redeeming An Investment	17

Alternative Purchase Plans	20

Dividends and Distributions	28

Tax Information	29

Financial Highlights	31

FUND SUMMARY

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in "Alternative Purchase Plans” on page 20 of the Fund's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 22 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 24 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 45 of the Statement of Additional Information (the “SAI”).

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%

Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None

Other Expenses	0.22%	0.47%	0.39%	0.22%

Total Annual Fund Operating Expenses	0.77%	1.62%	0.94%	0.62%

(1)	Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A Shares	$475	$636	$811	$1,316
Class C Shares	$265	$511	$881	$1,485
Class I Shares	$96	$300	$520	$1,155
Class Y Shares	$63	$199	$346	$774

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$165	$511	$881	$1,485

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the fiscal year ended December 31, 2012 and during the fiscal period ended March 31, 2013, the Fund's portfolio turnover rate was 12% and 2%, respectively, of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the Commonwealth of Kentucky, its counties and various other local authorities. We call these “Kentucky Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  A significant portion of the Kentucky Obligations in which the Fund invests are revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Fund’s average portfolio maturity has traditionally been between 11 and 15 years.

At the time of purchase, the Fund’s Kentucky Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio to best achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

Interest Rate Risk.  The value of your investment may  go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded,

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or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.  Kentucky is concentrated in manufacturing, which will remain the foundation of the Commonwealth’s recovery. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production.  However, coal production, utilization and severance taxes have decreased significantly in recent quarters.  In addition, Kentucky’s employment base has typically lagged the national economy.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The income on the Fund’s Kentucky Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects.  Also, the Fund may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - As of December 31
Class Y Shares - 2003 – 2012

                                             16.21
16%                                          XXXX
                                             XXXX
14%                                          XXXX
                                             XXXX
12%                                          XXXX
                                             XXXX
10%                                          XXXX          9.81
                                             XXXX          XXXX
8%                                           XXXX          XXXX
                                             XXXX          XXXX
6%                                           XXXX          XXXX
       4.65  4.65                            XXXX          XXXX   5.78
4%     XXXX  XXXX        4.08                XXXX          XXXX   XXXX
       XXXX  XXXX  2.55  XXXX  2.63          XXXX          XXXX   XXXX
2%     XXXX  XXXX  XXXX  XXXX  XXXX          XXXX          XXXX   XXXX
       XXXX  XXXX  XXXX  XXXX  XXXX          XXXX   1.44   XXXX   XXXX
0%     XXXX  XXXX  XXXX  XXXX  XXXX   XXXX   XXXX   XXXX   XXXX   XXXX
                                      XXXX
                                      XXXX
-2                                    XXXX
-3                                    XXXX
-4                                    XXXX
-5%                                  -4.88

       2003  2004  2005  2006  2007   2008   2009   2010   2011   2012

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.37% (quarter ended March 31, 2009) and the lowest return for a quarter was -5.16% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2013 to June 30, 2013) total return for Class Y Shares was-2.59%.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	1.32%	4.42%	3.99%
Class C	3.71%	4.38%	3.52%
Class I	5.47%	5.12%	4.26%
Class Y	5.78%	5.43%	4.56%
Class Y Returns After Taxes:
On Distributions	5.78%	5.42%	4.54%
On Distributions and Redemption	5.00%	5.22%	4.47%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	3.84%	5.47%	4.53%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

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Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Portfolio Managers - Mr. Royden Durham has served as the Fund’s co-portfolio manager since 2011.  Mr. Todd Curtis has been the Fund’s portfolio manager or co-portfolio manager since 2009.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Fund. The minimum initial purchase amount for Class A or Class C Shares is $1,000, and $50 if an automatic investment program is established. There is no minimum for subsequent investments.   Class I Shares and Class Y Shares may be purchased only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Kentucky income tax. Portions of the Fund's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Investment of the Fund’s Assets

“Is the Fund right for me?”

The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from regular Federal income tax and Kentucky income tax.  An investment in shares of the Fund may not be suitable for you if you are investing through an IRA, 401(k) plan or other tax-deferred account.

Additional Information About the Fund’s Principal Investment Strategies

Kentucky Obligations

The Fund invests primarily in Kentucky Obligations, which are a type of municipal obligation. Kentucky Obligations are obligations of the Commonwealth of Kentucky and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Kentucky income tax.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Kentucky income and regular Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*           municipal notes and bonds,

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*           tax, revenue or bond anticipation notes,
*           construction loan notes,
*           project notes, which sometimes carry a U.S. government guarantee,
*           municipal lease/purchase agreements,
*           participation interest in a municipal or other security, and
*           floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality.  Historically, most Kentucky state and local government indebtedness has been issued in the form of revenue bonds.  Accordingly, a significant portion of the Kentucky Obligations in which the Fund invests are revenue bonds.

The various public purposes for which municipal obligations are issued include:

*           obtaining funds for general operating expenses,
*           refunding outstanding obligations,
*           obtaining funds for loans to other public institutions and facilities, and
*           funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the

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value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Fund’s portfolio managers will decide whether the security should continue to be held or sold and provide a quarterly report on the ongoing status of such holdings to the Board of Trustees for their review and consideration. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an obligor of such a security has difficulty meeting its obligations, the Fund may obtain or exchange a new or restructured security or underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events.

Additional Investment Strategies

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Although the Manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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Churchill Tax-Free Fund of Kentucky

{PICTURE]
Jefferson Co. Hospital Revenue
{PICTURE]
University of Kentucky Student Health
{PICTURE]
Scott County School District
{PICTURE]
Higher Education
{PICTURE]
Lexington-Fayette Airport/Bluegrass Field
{PICTURE]
Warren County Judicial Center
{PICTURE]
Kentucky Turnpike Authority

The Fund invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Fund’s portfolio as of June 28, 2013 and together represented approximately 39% of the Fund’s portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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“What are the main risks of investing in the Fund?”

Market Risk. The market prices of fixed income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Fund fall, the value of your investment in the Fund may decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in recent years. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.  The financial crisis caused a significant decline in the value and liquidity of many securities of issuers worldwide.  Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit.  These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond, and the value and liquidity of the Fund’s investments may be negatively affected.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

Interest Rate Risk.  When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the Fund, and the Fund’s yield, may decline; however the value of fixed income securities generally rise.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

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Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Fund may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Fund enters into financial contracts (such as when-issued and delayed delivery transactions), the Fund will be subject to the credit risk presented by the counterparty. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Kentucky and Other Municipal Obligations.  The Fund may be affected significantly by adverse economic, political or other events affecting Kentucky and other municipal issuers.

The Kentucky economy continues to recover from financial difficulties stemming from the recession that began in December 2007.  Kentucky is concentrated in manufacturing, which will remain the foundation of the Commonwealth’s recovery. Kentucky is also an energy-producing state and ranks third in the nation in terms of coal production. One significant area of concern has been the market for Kentucky coal. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production. As Kentucky’s employment base is dominated by manufacturing and construction, it has typically lagged the national economy.  Kentucky’s low-cost structure and affordable housing may serve as a catalyst for net migration to the state.  However, limited education levels will provide an impediment to various industry expansions or relocation to the state.  Property taxes are a significant source of revenue for

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many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The Commonwealth and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.  Debt levels are moderately high in relation to the Commonwealth’s economic base.  Kentucky’s retirement systems are underfunded by about 55%. The unfunded pension liability and Other Post Employment Benefit liability together total approximately $25.5 billion. Funded levels have been steadily decreasing as a result of the Commonwealth’s failure to make the full annual required contribution (ARC) to its pensions over the past several years.

There can be no assurance that Kentucky’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic recession will not further materially adversely affect the financial condition of the Commonwealth. The potential deterioration of Kentucky’s fiscal situation increases the risk of investing in Kentucky municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Kentucky municipal securities, and the Fund’s net asset value and/or yield, will experience greater volatility.

The foregoing and other factors may result in losses to the Fund.  More detailed information about the economy of Kentucky may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.

Tax Risk. The Fund purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and Kentucky income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security

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has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Kentucky income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Fund.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund could also be forced to reinvest the proceeds at then current yields, which could be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if the portfolio managers' judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Defensive Investing Risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the

12/ Churchill Tax-Free Fund of Kentucky

cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of the Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Fund’s website.

Fund Management

“How is the Fund managed?”

Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund’s investment adviser under an Advisory and Administration Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Manager’s expense, providing for pricing of the Fund’s portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.

The Manager provides the Fund with local advisory service.

During both the fiscal year ended December 31, 2012 and the fiscal period ended March 31, 2013, the Fund accrued management fees to the Manager at the annual rate of 0.40% of its average annual net assets.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

Information about the Manager

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2013, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

Mr. Royden Durham has served as co-portfolio manager of the Fund since 2011.  Mr. Durham has thirty-three years experience in the financial services industry.  Mr. Durham is a graduate of Heidelberg College with a B.A. in Economics and German.  Most recently Mr. Durham served in a trust capacity for JP Morgan Chase. Prior to that he was a portfolio manager for Regions Morgan Keegan Trust and the Louisville Trust Company.

Mr. Todd Curtis has been the portfolio manager or co-portfolio manager of the Fund since 2009. He was the back-up portfolio manager of the Fund from 2004 to 2009. He is also co-portfolio manager of Tax-Free Fund

13/ Churchill Tax-Free Fund of Kentucky

For Utah and has been the portfolio manager of Tax-Free Trust of Arizona since its inception in 1986.  Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Net Asset Value per Share

The net asset value of the shares of each of the Fund’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Fund’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

“Are there alternative purchase plans?”

The Fund provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Kentucky Obligations. An investor should choose the class that best suits the investor’s circumstances and needs.

“In which states can I buy shares of the Fund?”

You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below.

If you are a resident of a state other than Kentucky, dividends from the Fund may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Fund.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

Kentucky *Alabama * Colorado * Florida
*Georgia * Hawaii * Illinois * Indiana
* Missouri * New Jersey * New York
* Ohio * Pennsylvania * Rhode Island
* Tennessee * Utah

In addition, Class A Shares are available in Arizona and Texas.

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

*Kentucky  *Alabama * Colorado * Florida
* Georgia * Hawaii * Illinois * Indiana
* Missouri * New York * Ohio*
Pennsylvania * Rhode Island * Utah

In addition, Class Y Shares are available in Arizona.

The Fund and the Distributor may reject any order for the purchase of shares for any reason.

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“How much money do I need to invest?”

Class A and Class C Shares

Option I

*	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

*	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Fund shares.

Option II

*	$50 or more if an Automatic Investment Program is established.

*	Subsequently, any amount you specify of $50 or more.

*	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

“How do I purchase shares?”

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Fund’s Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A  Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I and Y Shares. (See “What price will I pay for the Fund’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to Churchill Tax-Free Fund of Kentucky.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Fund’s Agent, BNY Mellon.

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Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Fund by wire transfer.
We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to Churchill Tax-Free Fund of Kentucky.

* Fill out the pre-printed stub attached to the Fund’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Fund.

* Send your check and account information to your dealer or to the Fund’s Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

“Can I transfer funds electronically?”

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Fund’s Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the New Account Application. Once your New Account Application is received by the Fund and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll

16/ Churchill Tax-Free Fund of Kentucky

investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares..

Redeeming An Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

*-Class C Shares held for less than 12 months (from the date of purchase); and

*-CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

“How can I redeem my investment in Class A or Class C Shares?”

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

•	account name(s) and number

•	name of the caller

•	the social security number registered to the account

•	personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Fund, the Agent, and the Distributor are not responsible

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for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

•	account name(s)

•	account number

•	amount to be redeemed

•	any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Fund’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Fund’s Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Fund); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature_Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Fund no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Fund’s Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

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To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

“When will I receive the proceeds of my redemption of Class A or Class C Shares?”

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

“Are there any reinvestment privileges?”

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

“Is there an Automatic Withdrawal Plan?”

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of

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the Fund having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C,I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Fund’s Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a transaction taxable to the redeeming investor.

General

The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of the Fund’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

“How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?”

In this Prospectus the Fund provides you with four ways to invest in the Fund through four separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.

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	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”

Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and Service Fees	A distribution fee of 0.15 of 1% is imposed on the average annual net assets represented by the Class A Shares.	There is a level charge for distribution and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average net assets represented by the Class C Shares.
Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Trustees of the Fund.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

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“What price will I pay for the Fund’s shares?”

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.

An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Fund’s best interest to do so.

“What are the sales charges for purchases of Class A Shares?”

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

* an individual;

* an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

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I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested

Less than $25,000	4.00%	4.17%
$25,000 but less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.50%	2.56%

For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

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CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase
$1 million and up to $2.5 million	1%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

* - Redemption following the death of the shareholder or beneficial owner.

* - Redemption by the Fund when an account falls below the minimum required account size.

* - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or

24/ Churchill Tax-Free Fund of Kentucky

similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.  The Fund also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the Statement of Additional Information for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Fund will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Fund’s Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Fund when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of this Fund into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous

25/ Churchill Tax-Free Fund of Kentucky

orders that may significantly affect the Fund or any other Aquila Fund.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Fund and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Fund by market timers or other investors may disrupt the management of the Fund and increase its expenses, the Board of Trustees of the Fund has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Fund is able to determine are exhibiting a pattern of frequent or short-term trading in Fund shares. The Fund may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Fund will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Fund’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

“What about confirmations?”

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Fund placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Fund and the Distributor.

“Is there a Distribution Plan?”

The Fund has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager to make payment for distribution expenses out of its own funds; and

(iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Fund makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

    For any fiscal year, these payments may not exceed 0.15 of 1%  for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% for Class I Shares of the average annual net assets represented by each such class. A distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares is currently authorized by the Trustees of the Fund.  Payments with respect to each class are made only out of the Fund’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

26/ Churchill Tax-Free Fund of Kentucky

Whenever the Fund makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Fund is reduced from 0.50 of 1% to 0.40 of 1% of the Fund’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

The Fund’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Fund’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Additional Information

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Fund, although such assets may include profits derived from services provided to the Fund) to certain broker/dealers and other financial intermediaries (“financial advisors”) in connection with the sale or retention of Fund shares or certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services.  This additional compensation is sometimes referred to as “revenue sharing.” For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Fund, assistance in training and education and/or other forms of marketing support, including costs related to providing the Fund with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Fund over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of the Fund ask your financial advisor.  For more information, please see the Fund’s SAI.

To the extent financial advisors sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in the Fund’s assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Fund generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of

27/ Churchill Tax-Free Fund of Kentucky

TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

“How are dividends and distributions determined?”

The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund’s income varies, so will the Fund’s dividends. There is no fixed dividend rate. It is expected that most of the Fund’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Fund’s present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

“How are dividends and distributions paid?”

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Fund.

The Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional shares of the Fund with any dividend or distribution payments that are “undeliverable.” In order to

28/ Churchill Tax-Free Fund of Kentucky

change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Fund.

You may receive three different types of distributions from the Fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions will be exempt-interest dividends, which are exempt from regular Federal income tax, but may be subject to state or local income taxes. As further described below, exempt-interest dividends from Kentucky Obligations will also generally be exempt from Kentucky income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals and all exempt-interest dividends may be subject to Kentucky income or excise taxes imposed on corporations. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Fund’s distributions consisted of the following:

Calendar Year 12/31/12

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class I Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares when the Fund is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of the Fund’s dividends and distributions annually.

If you sell shares of the Fund or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Fund shares as a capital asset. A capital gain or loss

29/ Churchill Tax-Free Fund of Kentucky

will be long-term if you have held your shares for more than one year and otherwise will be short-term.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). Distributions of net capital gain are generally exempt from such withholding. Ordinary dividends that are reported by the Fund as interest-related dividends” or “short-term capital gain dividends” will generally also be exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Fund with your current taxpayer identification number and required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Fund. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Kentucky taxes

Distributions of interest income made by the Fund from Kentucky Obligations will generally be treated for purposes of the Kentucky income tax imposed on individuals and on corporations in the same manner as they are treated for Federal income tax purposes. Shareholders of the Fund resident in Kentucky generally will not be subject to Kentucky income tax on distributions received from the Fund to the extent such distributions are attributable to interest income on Kentucky Obligations.

Other distributions from the Fund, including capital gains dividends, whether short-term or long-term gains dividends, will generally not be exempt from Kentucky income tax.

Shareholders of the Fund should consult their tax advisers about these and other state and local tax consequences of their investment in the Fund.

30/ Churchill Tax-Free Fund of Kentucky

CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years and the three months ended March 31, 2013 of the Fund’s operations.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Fund’s financial statements, is included in the annual report and is available upon request.

			Class A
	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.07		$10.84	$10.26	$10.51	$9.42	$10.38
Income (loss) from investment operations:
Net investment income(1)	0.08		0.36	0.39	0.40	0.41	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.10)		0.23	0.58	(0.25)	1.09	(0.92)
Total from investment operations	(0.02)		0.59	0.97	0.15	1.50	(0.52)
Less distributions:
Dividends from net investment income	(0.08)		(0.36)	(0.39)	(0.40)	(0.41)	(0.39)
Distributions from capital gains	–		–	–	–	–	(0.05)
Total distributions	(0.08)		(0.36)	(0.39)	(0.40)	(0.41)	(0.44)
Net asset value, end of period	$10.97		$11.07	$10.84	$10.26	$10.51	$9.42
Total return(not reflecting sales charge)	(0.14	)%(2)	5.53%	9.64%	1.38%	16.05%	(5.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$215		$219	$199	$186	$195	$170
Ratio of expenses to average net assets	0.77	%(3)	0.76%	0.77%	0.75%	0.76%	0.79%
Ratio of net investment income to
average net assets	3.11	%(3)	3.30%	3.73%	3.80%	3.96%	3.97%
Portfolio turnover rate	2	%(2)	12%	12%	8%	8%	14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.77	%(3)	0.76%	0.77%	0.75%	0.76%	0.78%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

31/ Churchill Tax-Free Fund of Kentucky

CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

			Class C
	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.07		$10.83	$10.25	$10.51	$9.42	$10.38
Income (loss) from investment operations:
Net investment income(1)	0.06		0.27	0.30	0.31	0.32	0.31
Net gain (loss) on securities (both
realized and unrealized)	(0.11)		0.24	0.58	(0.26)	1.09	(0.91)
Total from investment operations	(0.05)		0.51	0.88	0.05	1.41	(0.60)
Less distributions:
Dividends from net investment income	(0.06)		(0.27)	(0.30)	(0.31)	(0.32)	(0.31)
Distributions from capital gains	–		–	–	–	–	(0.05)
Total distributions	(0.06)		(0.27)	(0.30)	(0.31)	(0.32)	(0.36)
Net asset value, end of period	$10.96		$11.07	$10.83	$10.25	$10.51	$9.42
Total return(not reflecting CDSC)	(0.44	)%(2)	4.73%	8.72%	0.42%	15.06%	(5.85)%
Ratios/supplemental data
Net assets, end of period (in millions)	$12		$13	$9	$9	$4	$3
Ratio of expenses to average net assets	1.62	%(3)	1.61%	1.62%	1.59%	1.60%	1.64%
Ratio of net investment income to
average net assets	2.26	%(3)	2.43%	2.87%	2.90%	3.06%	3.10%
Portfolio turnover rate	2	%(2)	12%	12%	8%	8%	14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.62	%(3)	1.61%	1.62%	1.59%	1.60%	1.63%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

32/ Churchill Tax-Free Fund of Kentucky

CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

			Class I
	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.07		$10.83	$10.25	$10.51	$9.42	$10.38
Income (loss) from investment operations:
Net investment income(1)	0.08		0.34	0.37	0.39	0.39	0.38
Net gain (loss) on securities (both
realized and unrealized)	(0.10)		0.24	0.58	(0.27)	1.09	(0.91)
Total from investment operations	(0.02)		0.58	0.95	0.12	1.48	(0.53)
Less distributions:
Dividends from net investment income	(0.08)		(0.34)	(0.37)	(0.38)	(0.39)	(0.38)
Distributions from capital gains	–		–	–	–	–	(0.05)
Total distributions	(0.08)		(0.34)	(0.37)	(0.38)	(0.39)	(0.43)
Net asset value, end of period	$10.97		$11.07	$10.83	$10.25	$10.51	$9.42
Total return	(0.18	)%(2)	5.47%	9.48%	1.13%	15.89%	(5.16)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7		$7	$7	$7	$8	$8
Ratio of expenses to average net assets	0.94	%(3)	0.91%	0.92%	0.90%	0.90%	0.93%
Ratio of net investment income to
average net assets	2.94	%(3)	3.15%	3.58%	3.64%	3.82%	3.83%
Portfolio turnover rate	2	%(2)	12%	12%	8%	8%	14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.94	%(3)	0.91%	0.92%	0.90%	0.90%	0.92%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

33/ Churchill Tax-Free Fund of Kentucky

CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS (continued)

			Class Y
	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.08		$10.84	$10.26	$10.52	$9.43	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.09		0.38	0.41	0.42	0.42	0.41
Net gain (loss) on securities (both
realized and unrealized)	(0.10)		0.24	0.58	(0.26)	1.09	(0.91)
Total from investment operations	(0.01)		0.62	0.99	0.16	1.51	(0.50)
Less distributions:
Dividends from net investment income	(0.09)		(0.38)	(0.41)	(0.42)	(0.42)	(0.41)
Distributions from capital gains	–		–	–	–	–	(0.05)
Total distributions	(0.09)		(0.38)	(0.41)	(0.42)	(0.42)	(0.46)
Net asset value, end of period	$10.98		$11.08	$10.84	$10.26	$10.52	$9.43
Total return	(0.10	)%(2)	5.78%	9.81%	1.44%	16.21%	(4.88)%
Ratios/supplemental data
Net assets, end of period (in millions)	$35		$34	$33	$40	$46	$37
Ratio of expenses to average net assets	0.62	%(3)	0.61%	0.62%	0.60%	0.61%	0.64%
Ratio of net investment income to
average net assets	3.26	%(3)	3.45%	3.89%	3.95%	4.10%	4.12%
Portfolio turnover rate	2	%(2)	12%	12%	8%	8%	14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.62	%(3)	0.61%	0.62%	0.60%	0.61%	0.63%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

34/ Churchill Tax-Free Fund of Kentucky

Founders
Lacy B. Herrmann, (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
380 Madison Avenue, Suite 2300 * New York, New York 10017

Board of Trustees
Thomas A. Christopher, Chair
David A. Duffy
Diana P. Herrmann
Anne J. Mills
John J. Partridge
James R. Ramsey
Laureen L. White

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Todd W. Curtis, Vice President and Co-Portfolio Manager
Royden P. Durham, Vice President and Co-Portfolio Manager
Robert M. Waters, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300 * New York, New York 10017

Transfer and Shareholder Servicing Agent

BNY Mellon
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian

JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400 * Philadelphia, Pennsylvania 19103

Counsel
Bingham McCutchen LLP
One Federal Street • Boston, Massachusetts  02110

This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about the Fund and its management not included in this Prospectus. The SAI, and the independent registered public accounting firm’s report and financial statements in the Fund’s most recent annual report to shareholders, are incorporated by reference into this Prospectus and are therefore legally a part of this Prospectus.

The Fund’s annual and semi-annual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can get the SAI and the Fund’s annual and semi-annual reports without charge upon request, and request other information about the Fund and make other inquiries, by calling 800-437-1020 (toll-free) or by visiting the Fund’s website at www.aquilafunds.com.

In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Fund is registered with the SEC under the Investment Company Act of 1940 is 811-5086.

CHURCHILL TAX-FREE FUND
OF KENTUCKY

A tax-free
income investment

One Of The
Aquila Group of Funds®

PROSPECTUS

To make shareholder account inquiries, call
the Fund’s Shareholder Servicing Agent at:

800-437-1000 toll-free

or you can write to

BNY Mellon
4400 Computer Drive
Westborough, MA 01581

	Ticker Symbol	CUSIP #

Class A Shares	CHTFX	171562101
Class C Shares	CHKCX	171562309
Class I Shares	CHKIX	171562507
Class Y Shares	CHKYX	171562408

This Prospectus should be read and retained for future reference

Churchill Tax-Free Fund of Kentucky
380 Madison Avenue Suite 2300
New York, NY 10017
800-437-1020
212-697-6666

Tickers:	Class A – CHTFX	Class C – CHKCX
	Class I – CHKIX	Class Y – CHKYX

Statement of Additional Information	July 26, 2013

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Fund dated July 26, 2013. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Fund’s Distributor, Aquila Distributors, Inc.

380 Madison Avenue, Suite 2300, New York, NY 10017
800-437-1020 toll-free or 212-697-6666

Financial Statements

The financial statements and financial highlights for the Fund contained in the Annual Report for the fiscal period ended March 31, 2013 as filed with the Securities and Exchange Commission on June 3, 2013 (Accession No. 0000811239-13-000028) and in the Annual Report for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on March 5, 2013 (Accession No. 0000812006-13-000002) are hereby incorporated by reference into this SAI. Those financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose reports thereon are incorporated herein by reference. The Annual Report of the Fund for the fiscal period ended March 31, 2013 can be obtained without charge by calling 800-437-1020 toll-free. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History	2
Investment Strategies and Risks	2
Fund Policies	15
Management of the Fund	17
Ownership of Securities	28
Investment Advisory and Other Services	30
Brokerage Allocation and Other Practices	43
Capital Stock	43
Purchase, Redemption, and Pricing of Shares	45
Additional Tax Information	55
Underwriters	60
Appendix A	62

Churchill Tax-Free Fund of Kentucky

Churchill Tax-Free Fund of Kentucky

Statement of Additional Information

Fund History

Churchill Tax-Free Trust (the “Trust”), was formed on March 30, 1987, as a Massachusetts business trust. Its name was changed from “Churchill Tax-Free Fund of Kentucky” to “Churchill Tax-Free Trust” in June, 1988. The Fund is the original and only active portfolio (series) of the Trust. The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Fund’s investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply  to the various rated Kentucky Obligations which the Fund may purchase.

The table below gives information as to the percentage of Fund net assets invested, as of March 31, 2013, in Kentucky Obligations in the various rating categories:

Highest rating (1)	16.3%
Second highest rating (2)	67.5%
Third highest rating (3)	15.1%
Fourth highest rating (4)	0.4%
Not rated	0.7%
100.0%

(1)         Aaa of Moody’s or AAA of S&P or Fitch.*
(2)         Aa of Moody’s or AA of S&P or Fitch.
(3)         A of Moody’s, S&P or Fitch.
(4)         Baa of Moody’s or BBB of S&P or Fitch.

*	Also includes pre-refunded Kentucky Obligations, which are bonds for which U.S. Government Obligations have been placed in escrow to retire such Obligations at their earliest call date.

Churchill Tax-Free Fund of Kentucky

Additional Information about the Commonwealth of Kentucky and Kentucky Obligations

Because the Kentucky Constitution requires the vote of a majority of the state's electorate to approve the issuance of state general obligation indebtedness and until 1998 required the vote of two-thirds of a municipality's electorate to approve the issuance of general obligation indebtedness by any city, county, or other municipality within the state, most Kentucky state and local government indebtedness had been issued not as general obligation indebtedness but as either debt payable only from revenues produced by the particular project or as indebtedness subject to biennial, in the case of the state, or annual, in the case of a local government, legislative appropriation for the payment of debt service.  Such appropriation-backed indebtedness is customarily issued in the form of lease revenue bonds by a public authority or public holding company which uses the proceeds of the bonds to finance the particular public project and leases the project to the state or local government pursuant to a lease renewable each fiscal biennium (in the case of the state) or each fiscal year (in the case of a local government).  Failure of the lessee government to renew the lease would terminate the lessee's obligation to make further rental payments and would leave the bondholders with recourse only against the property which was subject to the lease and any other security pledged for the payment of the bonds.  An amendment to the state constitution approved by the electorate in 1994 authorized the Kentucky General Assembly to enact legislation permitting local governments (exclusive of school districts) to issue general obligation indebtedness without voter approval but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of the taxable property within the municipality and such additional limitations and conditions as may be prescribed by statute.  The Kentucky General  Assembly enacted such enabling legislation in 1996 and the Kentucky courts issued a final judgment in 1998 upholding the validity of the constitutional amendment.  Beginning in 1998, local governments (exclusive of school districts) in Kentucky began to  issue general obligation indebtedness under the authority of the constitutional amendment and the enabling legislation, in addition to or instead of lease revenue bonds.

Kentucky’s indebtedness is classified as  either appropriation supported debt or non-appropriation supported debt.  Appropriation supported debt carries the name of Kentucky and is either (i) a general obligation of Kentucky or (ii) a revenue obligation of one of its debt-issuing agencies, which is subject to state appropriation for all or a portion of the debt service.  General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt.  The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966 and has no general obligation bonds outstanding.

Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt.  Project revenue debt is not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the funded  project constitute the only source of payment.

Non-appropriation or moral obligation debt carries  the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit or taxing powers of Kentucky. The Kentucky General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds.

Churchill Tax-Free Fund of Kentucky

The payment of debt service by the state universities is enhanced by the requirement that, in the event of a default, the Secretary of the Kentucky Finance Cabinet must intercept any funds appropriated to the university but not yet disbursed and must use those funds to remedy the default.

Neither Kentucky nor any of its agencies has ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

Additional Information About the Kentucky Economy

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Kentucky (“Kentucky” or the “Commonwealth”). The sources of payment for Kentucky municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials, as available on the date of this Statement of Additional Information.  Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Funds does not undertake any obligation to update such information. Such information is included herein without the express authority of any Kentucky issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

Kentucky’s economy, dominated in previous generations by coal, tobacco, bourbon, and horses, has since diversified to include prominently the manufacture of industrial machinery, automobiles and automotive parts, consumer appliances, non-durable goods, such as apparel, and service industries, such as air transportation, financial services, healthcare, retail trade, and tourism. Kentucky’s parks, horse breeding and racing industry, epitomized by the Kentucky Derby, play an important role in expanding tourism.

For the final quarter of FY13 and the first half of FY14, Kentucky is expected to lag the national economy in major areas of economic activity. In particular, Kentucky wages and salaries, personal income growth, and employment are all expected to continue to lag the national averages. Lower energy prices will provide a favorable environment for many consumers over the next two quarters. The current forecast calls for moderate gasoline prices for the coming summer, a hopeful sign for the summer vacation season and its related impact on consumption.

One significant area of concern has been the market for Kentucky coal. Coal production, utilization, and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years. Power plants are shifting their structure towards more natural gas-generated electricity production.  The precipitous decrease in coal production is expected to moderate somewhat, but the downturn seems to be entrenched to the point where an eminent recovery for Eastern Kentucky coal is not currently anticipated.

The unofficial estimate generated in this report for the FY13 General Fund is $9,284.5 million, $23.4 million below the enacted revenue estimate. The very small difference between the current unofficial General Fund forecast and the official forecast would most properly be interpreted by inferring that the General Fund is “right on track” to hit the official revenue estimate.

Compared to the previous seven quarters, General Fund growth is projected to wane in the final quarter of FY13 before regaining a little momentum in the first half of FY14. The April through June fourth quarter of FY13 receipts are expected to grow by 0.8 percent compared to the same quarter one year ago. The receipts for the first half of FY14 are expected to rise by 2.6 percent over those receipts collected in the first half of FY13. The modest growth

Churchill Tax-Free Fund of Kentucky

projected for the remainder of FY13 is a reflection of projected weakness in the two largest General Fund revenue sources, the individual income tax and the sales tax.

The fourth quarter of each fiscal year poses some extra challenges to forecasting the individual income tax. Taxpayers attempt to make declarations evenly throughout the year. Sometimes unforeseen circumstances can prevent that. When this happens, taxpayers will adjust their April declaration payment so that their tax liability is met. Therefore, the April payment is often incongruous with the previous declaration payments. This results in inverse movements between net returns and declaration payments during the fourth quarter. In addition, withholding in the fourth quarter of FY12 was historically high. The fourth quarter of FY13, therefore, has a high hurdle to show growth. As growth in the underlying economy shores up, withholding should respond accordingly. Unfortunately, the short-term outlook for employment and wages calls for muted growth.

Sales and use tax collections have declined 0.8 percent through the first nine quarters of FY13. Annual sales tax receipts have increased in 28 of the previous 30 fiscal years, with the only two declines occurring during the 2007 recession. Since then, sales tax receipts have firmly recovered, culminating in robust 5.4 percent rate of growth in FY12. Sales and use tax receipts are expected to grow by 1.5 percent in the final quarter of FY13 but will end the year with only the third decline in 31 years. Similar activity has occurred in many states in our region, but Kentucky is a clear laggard compared to national growth in taxable sales.

Road Fund revenues are forecasted to decline in the final quarter of FY13, which would end a string of 13 consecutive quarters of growth. Growth in revenues may resume in the first two quarters of FY14. Growth rates for the fourth quarter of the current fiscal year and the first six months of FY14 are forecasted to be -2.0 percent and 2.9 percent, respectively. The FY13 full-year interim forecast is $36.5 million less than the official revenue forecast as approved by the Consensus Forecasting Group on December 21, 2011.

Nearly 85 percent of the Kentucky Road Fund comes from the two largest taxes: motor fuels and motor vehicle usage (a six percent tax applied to the sale of new or previously-owned motor vehicles). Motor fuels tax collections are forecasted to grow 3.6 percent over the final three months of FY13, due primarily to the increase in the tax rate on motor fuels. Although the variable portion of the motor fuels tax rate will be at its maximum for the entire fiscal year, a reduction in taxable gallons is keeping growth in receipts at a moderate level. Motor vehicle usage tax collections are expected to decline in the fourth quarter, falling 13.3 percent when compared to the same period in 2012 which exhibited unusually strong growth.

General Fund.  General Fund receipts in the third quarter of FY13 totaled $2,118.9 million compared to $2,115.1 million in the third quarter of FY12, for an increase of 0.2 percent or $3.8 million. Through the first three quarters of the fiscal year, receipts have increased 2.6 percent. Revenues have grown in 12 consecutive quarters following the five quarters of revenue declines during the recession.

Individual income tax receipts increased 7.7 percent in the third quarter of FY13. Receipts of $750.1 million were $53.5 million more than was collected in the third quarter of the previous fiscal year.

Total sales and use tax receipts for the quarter were $736.9 million, compared to $756.5 million in the third quarter of FY12. The $19.6 million difference translates to a decrease of 2.6 percent compared to a 7.2 percent increase for the third quarter of last year. Year-to-date sales and use tax receipts have decreased 0.8 percent and remain a concern for future revenue growth.

Property taxes were down 28.1 percent in the third quarter of FY13 due to timing of collections in the tangible and public service property accounts. Collections of $125.4 million compare to $174.4 million received in the third quarter of the prior fiscal year. Corporation income tax posted an increase of 59.8 percent, or $19.8 million, during the third quarter of FY13. Receipts totaled $52.9 million compared to the $33.1 million received a year earlier. The third fiscal quarter of each year is a low collection period for corporate taxes due to the schedule of payments for calendar-year filers.

Churchill Tax-Free Fund of Kentucky

The coal severance tax continued to decrease in the third quarter as receipts fell 26.8 percent. Receipts of $53.3 million compare to $72.8 million collected in the third quarter of FY12. Through the first nine months of FY13, receipts have decreased by 24.9 percent. Cigarette taxes decreased in the third quarter. Receipts of $53.9 million were 8.0 percent below that collected in the third quarter of FY12. Year-to-date, cigarette tax receipts have fallen 5.4 percent due to a continued decline in the number of packs sold.

The limited liability entity tax (LLET) saw a precipitous increase in tax collections in the third quarter of FY13 when compared to FY12. Total collections in the current fiscal year totaled $50.0 million and compare favorably to revenues of $36.8 million in the same period a year earlier. Lottery receipts of $53.5 million were down $1.0 million, or 1.8 percent, below the total collected in the third quarter of FY12. The “Other” category represents the remaining accounts in the General Fund, and collections in this account increased 4.8 percent with receipts of $242.9 million.

Sixty one percent of General Fund revenues were collected in the areas of the individual income and sales taxes. The next largest source of revenue was the “Other” account at 11.0 percent. The major components in this category include insurance premium taxes, bank franchise taxes, telecommunications taxes, beer wholesale sales tax, inheritance taxes, and the distilled spirits wholesale tax. Property tax accounted for 6.0 percent. Coal severance, lottery receipts and cigarette taxes accounted for 3.0 percent each fund. Finally, corporation income and LLET each accounted for 2.0 percent.

Road Fund.  Road Fund revenue increased 1.0 percent in the third quarter of FY13. Receipts totaled $356.9 million compared to the $353.6 million received in the third quarter of the last fiscal year. Motor fuels tax receipts increased 3.2 percent during the third quarter of FY13. Receipts were $194.4 million and compare to $188.5 million collected during the third quarter of last year. Changes in the statutorily defined fuels tax rate has accounted for the growth in this revenue source despite a decline in gallons of gasoline and special fuels sold during the quarter. Motor vehicle usage tax receipts increased 1.1 percent, or $1.2 million, during the third quarter. Receipts were $103.3 million compared to $102.1 million collected during the same period last year.

Motor vehicle license tax receipts were down 14.5 percent during the third quarter of FY13. Receipts of $28.7 million compare to $33.6 million received during the third quarter of FY12. Motor vehicle operators’ license fees totaled $3.8 million, a 2.0 percent decrease compared to the level observed a year ago. Weight distance tax receipts of $18.5 million increased 0.2 percent compared to receipts collected during the third quarter of last year. The weight distance tax has some significance as a leading indicator of economic activity, as it is a good proxy for goods in transit over Kentucky highways.

Investment income receipts totaled $0.9 million compared to $0.4 in the third quarter of FY12. The remainder of the accounts in the Road Fund combined for an increase of 10.0 percent. Receipts for the “Other” category totaled $7.4 million during the third quarter, compared to $6.7 million in the third quarter of FY12. Motor fuels taxes and the motor vehicle usage tax accounted for 84.0 percent of Road Fund revenues in the third quarter. The next-largest sources of revenue were the motor vehicle license tax with 8.0 percent followed by weight distance with 5.0 percent. The “Other” category accounted for 2.0 percent, while motor vehicle operators’ license fees comprised one percent. Investment income accounted for a negligible amount of total Road Fund receipts.

Kentucky Economy.  Kentucky personal income was significantly lower than US personal income during the last year. Kentucky personal income rose 1.3 percent during that time. Kentucky personal income dropped 1.0 percent compared to the second quarter. Wages and salaries rose 0.6 percent compared to the second quarter of FY13. Quarterly growth in personal income and its components have been modest since the recession ended. Quarterly growth rates immediately following the 2001 recession were 1.5 percent to 2.0 percent. Personal income growth has averaged just 0.9 percent since the 2007 recession ended. Kentucky non-farm employment rose by just 1.0 percent in the third quarter of FY13. Five of the 11 supersectors lost employment compared to the third quarter of FY12. The mining sector experienced the largest and absolute percentage job losses, losing 4,100 jobs, a 17.9 percent loss compared to the third

Churchill Tax-Free Fund of Kentucky

quarter of FY12. Kentucky manufacturing employment was the supersector with the largest percentage growth. Manufacturing employment rose by 8,000 jobs, a 3.7 percent increase over last year.

Kentucky non-farm employment is still below its pre-recession peak. The previous peak was in the fourth quarter of FY07 with 1,868,800 employed. Current employment is 1,839,600. Quarterly non-farm employment growth is averaging 0.4 percent since the end of the recession. This level of long-term job growth is similar to that which occurred following the 2007 recession. The three largest employment sectors in Kentucky are trade, transportation and utilities (TTU); government; and educational services. TTU and educational services employment improved in the third quarter by 2.6 percent and 1.1 percent, respectively. Government employment, which includes all levels of government employment (federal, state, and local), declined by 1.1 percent in the third quarter.

It is unusual for five of the 11 sectors to be declining for such long periods of time. Construction employment has been declining (or flat) for the last decade. Mining employment has been declining since the fourth quarter of FY09. Information services employment has declined in nearly every quarter since FY08. Other services employment has decreased in almost every quarter since 2004. Losses to government employment are typical during the business cycle as revenues fluctuate and budgets become more difficult to balance. The other four sectors, however, are experiencing a major structural change. This change could be a change in technology or shift in demand, which may be external to the business cycle. Consider the sum of the four sectors, compared from the fourth quarter of FY09 to now. During that time, these four sectors have lost 15,200 jobs during an expansion period. Meanwhile, total non-farm employment rose by 72,600 during that time. The majority of the employment gains occurred in the business services and TTU sectors. Employment in these two sectors alone rose by 42,600 workers during that same time period. These are not the largest sectors of the Kentucky economy; they only represent 9.8 percent of total non-farm employment.

Interim Outlook.

General Fund.  The official General Fund estimate for FY13 is $9,307.8, an increase of 2.4 percent over FY12 collections. The official estimate is based on the Consensus Forecasting Group’s estimates from December 2011 and modified by actions of the General Assembly. The official revenue estimate for the General Fund for FY13 include estimated revenues from a Tax Amnesty Program authorized by the 2012 General Assembly. The Tax Amnesty Program occurred from October 1 through November 30, 2012, and is now being followed by enhanced compliance efforts by the Department of Revenue. Second and third quarter General Fund receipts from FY13 include some tax amnesty proceeds, however final results will not be known until later this spring, due to taxpayers that set up installment payment plans to fulfill the obligation of their back taxes.

The unofficial estimate generated in this report for the General Fund is $9,284.5 million, and total $23.4 million below the enacted revenue estimate. This unofficial interim estimate is based on the most current revenue receipts and economic data. The very small difference between the current unofficial forecast and the official forecast would most properly be interpreted by inferring that the General Fund is “right on track” to hit the official revenue estimate within the confidence interval implied in models that project nearly $9.3 billion in annual revenues.

General Fund growth is projected to wane in the final quarter of FY13 before gaining a little more momentum in the first half of FY14. The General Fund receipts for the fourth quarter are expected to grow by 0.8 percent compared to the same quarter one year ago. The receipts for the first half of FY14 are expected to rise by 2.6 percent over those receipts collected in the first half of FY13. The slower growth projected for the remainder of FY13 is a partial reflection projected weakness in the two largest General Fund revenue sources, the individual income tax and the sales tax. Individual income tax receipts are composed of four components: withholding, declarations, fiduciary and net returns. The fourth quarter of each fiscal year poses extra challenges to forecasting the largest three components of the tax due to the seasonality created from the April 15th (for payments with returns and estimated payments) and June 15th (second estimated payment) due dates. The largest component of individual income tax receipts is withholding, which makes up approximately 98 percent of total individual income tax receipts. Recent law changes have created withholding requirements for non-resident, pass-through entities, making time series estimation more challenging due to the structural break in the data. The main part of withholding is the traditional payroll tax, which closely tied to wages,

Churchill Tax-Free Fund of Kentucky

salaries, and employment in the state. As growth in the underlying economy shores up, withholding should respond accordingly. Unfortunately, the short term outlook for employment and wages calls for muted growth.

Sales and use tax collections have declined 0.8 through the first nine quarters of FY13. Annual sales tax receipts have increased in 28 of the previous 30 fiscal years, with the only two declines occurring during the 2007 recession. In FY09, receipts declined 0.7 percent followed by a 2.2 percent further dip in FY10. Since then, sales tax receipts have firmly recovered, culminating in robust 5.4 percent rate of growth in FY12. Sales and use tax receipts are expected to grow by 1.5 percent in the final quarter of FY13 but still end the year with only the third decline in 31 years. Similar activity has occurred in many states in our region, but Kentucky is a clear laggard compared to national growth in taxable sales.

Growth in property tax revenues is expected to finish the year strongly with 5.8 percent growth in the fourth quarter to solidify 6.3 percent growth for FY13. If the growth materializes, FY13 will record the highest growth in property taxes since FY06. Before making inferences about underlying story, it is important to recall that tax amnesty occurred in FY13, which led to some collection of property taxes that were tied to obligations from prior tax years. Second, property taxes have been virtually flat for a number of years now, so part of the growth is a reflection of low periods of comparison from prior years. Finally, real property taxes (the largest single revenue source in the category of property taxes) collected in FY13 were based on property tax assessments as of January 1, 2012. Since then, real estate prices seem to have bottomed out and have began the slow process of recovery from the depressed recessionary valuations. As such, our expectations for FY14 and beyond call for annual growth rates more indicative of an economic expansion.

Corporate income tax receipts are expected to increase by 4.6 percent in the fourth quarter of FY13. If this projection holds, annual growth in FY13 will come in at 9.4 percent; an impressive rate of growth considering growth in FY12 was 24.5 percent and in FY11 was 26.4 percent. Three consecutive years of strong growth in corporation income taxes underscores several points that will be made in the forthcoming economic outlook in this report. To foreshadow these points, strong growth in corporation income taxes implies growth in corporate income, which is mainly growth in profits. Growth in profits usually imply that demand and production have risen – which would have implied higher levels of labor and capital equipment – but these have not occurred.

Coal severance receipts year-to-date in FY13 have fallen by 24.9 percent compared to FY12. The losses are the result of a large decrease in severed tons and decreased demand for coal, due in large part to falling prices of demand-side energy substitutes like natural gas. Spot market prices have stabilized and have inched slowly upward since July 2012. However, forward contracts for delivery are made for three or more years. Therefore, despite some minor help from spot prices, contracts are currently being fulfilled at forward prices set during a period of depressed contract prices per ton. The effect of commodity prices on tax receipts has certainly depressed natural gas severance receipts as well, as spot gas prices remain well below prices in previous fiscal years.

The final quarter of FY13 coal severance receipts are expected to fall 11.1 percent compared to the same period a year ago, which was the first quarter where the sharp declines in severance receipts occurred. The trend is expected to continue into FY14, as first half FY14 receipts are expected to be 9.3 percent less than the same period in FY13. Cigarette smoking has declined both in Kentucky and nationally, as measured by the number of packs sold. This underlying trend continues to influence cigarette receipts in Kentucky. Cigarette receipts declined 5.4 percent in the first nine months of FY13 and are expected to continue falling. Receipts in the fourth quarter of FY13 are expected to decline 0.6 percent. The first half of FY14 receipts are expected to decline by 5.0 percent.

The LLET receipts are growing sharply relative to FY12 and are expected to continue to rise at approximately the same pace for the final quarter of FY13. Fiscal year growth for LLET receipts is expected to be an astounding 23.1 percent over FY12. Last year, the corporate income tax grew sharply but the LLET fell 7.0 percent. The first half of FY14 is expected to return to a more modest pace of 4.3 percent growth. Lottery receipts are determined by the Lottery Corporation’s dividend schedule. Lottery receipts are projected to end FY13 at $214.0 million, an increase of 1.5 percent over FY12 levels. Prospects for FY14 appear strong, so no changes from enacted estimates are anticipated.

Churchill Tax-Free Fund of Kentucky

The “Other” category contains dozens of smaller accounts, which make up the remainder of the General Fund. Insurance premiums tax, bank franchise and telecommunications tax are the three largest accounts in the “Other” category. The “Other” category of taxes is expected to rise a net 2.3 percent in the final quarter of FY13 but end the year with solid growth of 5.1 percent. Receipts in the first half of FY14 are expected to moderate to a more sustainable growth rate of 1.9 percent.

Road Fund.  Road Fund revenues are forecasted to decline in the final quarter of FY13, which would end a string of 13 consecutive quarters of growth. Growth in revenues will resume in the first two quarters of FY14. Growth rates for the fourth quarter of the current fiscal year and the first six months of FY14 are forecast to be -2.0 percent and 2.9 percent, respectively. The FY13 full-year forecast is $36.5 million less than the official revenue forecast as approved by the Consensus Forecasting Group on December 21, 2011.

Motor fuels tax collections are forecasted to grow 3.6 percent over the final three months of FY13, due primarily to the increase in the tax rate on motor fuels. Although the variable portion of the motor fuels tax rate will be at its maximum for the entire fiscal year, a reduction in taxable gallons is keeping growth in receipts at a moderate level. Receipts in the first two quarters of FY14 will remain modest as a falling tax rate and a decline in taxable gallons limit growth. Motor vehicle usage tax collections are expected to decline in the fourth quarter, falling 13.3 percent due primarily to unusually strong growth in the fourth quarter of FY12. Growth in this account is expected to resume in the first two quarters of FY14, growing 2.2 percent.

To estimate the growth of all other components of the Road Fund, officials of the Kentucky Transportation Cabinet and staff of the Governor’s Office for Economic Analysis together assessed recent growth patterns as well as administrative and statutory factors. Motor vehicle license taxes are forecasted to increase 5.7 percent in the final quarter of FY13 and rise 3.8 percent in the first two quarters of FY14. Motor vehicle operators’ licenses are projected to grow 3.5 percent in the remainder of the fiscal year and then increase in the first six months of FY14, growing 2.8 percent. Weight distance tax revenue is forecast to decline in both the final quarter of the fiscal year as well as in the first half of FY14. Investment income is expected to decline $2.2 million over the remainder of the fiscal year but increase $0.2 million in the first half of FY14. All other revenues should combine for an increase of 8.6 percent during the last three months of FY13 but grow only 0.9 percent in the first two quarters of FY14.

Master Settlement Agreement.  For the fourth quarter of FY13, the Commonwealth was forecasted to receive a total of $92.1 million in MSA payments from the participating tobacco manufacturers. The actual payments received in mid-April (which will be the only payments in FY13) totaled $101.7 million as compared to $101.8 million in FY11. To date, Kentucky has received $1.6 billion from the MSA. This year’s MSA payment reflects the continuation of all three of the Original Participating Manufacturers (OPMs) paying into the Disputed Payment Account. The Disputed Payment Account is established by the MSA to allow firms to set aside a portion of their payments reflecting the amount the firms argue should not be due to the Settling States under the Non-Participating Manufactures (NPM) adjustment. The provision allows for the reduction of payments to the settling states if the states do not fully enforce the provisions contained in the MSA pertaining to the sale of cigarettes manufactured by manufacturers not party to the formal settlement agreement. Since this determination is a long and lengthy legal decision, the funds under dispute are placed into an escrow account until adjudication. For this year, the amount placed into the disputed account represents a collective reduction in payments to Kentucky of approximately $13.8 million. The 2003 NPM Adjustment is currently being decided through a national arbitration process.

The next major opportunity for a resolution is not expected until the nation, once again, bumps against the national debt ceiling in August. As a result, the current forecast assumes that the sequestration will remain in place until the end of the current Federal fiscal year, September 30th. The expectation is for $44 billion in actual spending reductions to be implemented in Federal fiscal year FY13 and $57 billion in calendar 2013. The overall impact is forecast to be a 0.4 percent reduction in the GDP growth rate for 2013. The reduction in the forecasted rate of GDP growth comes as there are further signs of a coming slowdown for the remaining quarter of FY13. The unemployment rate has been falling due to reductions in the workforce rather than significant increases in job creation.

Churchill Tax-Free Fund of Kentucky

The monthly job reports are expected to remain positive but lacking the robust growth that would be necessary to cause significant reductions in the number of unemployed, especially in terms of the long term unemployed that have been out of work over 26 weeks. As the inventory cycle swings back to being a downward force on GDP, the corresponding derived demand for the workers (due to slowdown in production from unsold inventories in associated manufacturing facilities) will continue to depress the rate of growth in permanent employment and consumption.

One of the bright sectors in the economy continues to be housing. The number of households forming continues to increase directly leading to a significant jump in both single and multi-family housing. The number of single family home starts has increased by 30 percent year-over-year from 2012, and the number of completions has also grown significantly. While it may seem obvious that a home start will lead to a completion, the actual time to completion and the percentage of permits acted upon is an important measure of a housing recovery. The housing recovery still has significant room to continue, as housing starts have averaged 1.5 million per year from 1960 through 2000. The current levels of approximately 1.0 million per year suggest that housing starts, additionally fueled by historic low interest rates, will continue to increase for the near future.

Households and their associated consumer spending have been struggling with high debt burdens, low housing values, and concerns of continued tepid job growth. The recovery in the housing market has helped increase consumer spending as new homeowners make housing related purchases and existing homeowners respond to the wealth effect of increased housing values. At the national level, this has helped balance the impact of the expiration of the payroll tax cut. Representing a reduction of approximately one percent in disposable income, the payroll tax reinstatement has reduced consumer purchasing power. A further counterbalance to the higher payroll tax has been found at gas pumps. Energy prices have continued to remain affordable due to competition in supply and weaker global demand.

With the continued lackluster labor market and continued commodity deflation, the Federal Reserve is fully expected to continue with renewed purchases of $45 billion in long-term Treasuries per month. This is in addition to the previously announced program of quantitative easing focused on the purchase of $40 billion in mortgage backed securities per month, and continued guidance on “near-zero” interest rates until unemployment drops to 6.5 percent. Given the current forecast, this would keep the Federal Reserve’s interest rate policies in place through calendar 2015.

Overall, the outlook for the next quarter is positive but continued slow growth. Real GDP is expected to grow at an annualized rate 0.4 percent over the next quarter, representing a 1.6 percent increase year-overyear. For the first two quarters of FY14, real GDP is forecasted to grow at an annualized rate of 2.5 percent, representing a 1.9 percent increase over the same period in FY13.

Consumption is projected to grow by an annual rate of 1.8 percent over the next quarter, representing a 1.9 percent increase over the fourth quarter of FY12. Government expenditures at all levels, federal, state, and local, will continue to decline significantly. Oil and energy prices are expected to experience continued decreases into the first quarters of FY14, helping to keep core inflation low.

Kentucky Economy.  For the final quarter of FY13 and the first half of FY14, Kentucky is expected to lag the national economy in major areas of economic activity. Kentucky wages and salaries, personal income growth, and employment are all expected to continue to lag the national averages.

This continues the recently observed pattern of decreased collections of sales and use taxes in the Commonwealth while consumer spending has remained relatively consistent at the national level. With continued slow growth forecasted in wages and salaries and consumers adjusting to the expiration of the payroll tax cut, a period of continued cautious consumer spending is expected. Lower energy prices will provide a favorable environment for many consumers over the next two quarters. The current forecast calls for moderate gasoline prices for the coming summer, a hopeful sign for the summer vacation season and its related impact on consumption.

Churchill Tax-Free Fund of Kentucky

One significant area of concern has been the market for Kentucky coal. Coal production, utilization and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to input substitution, supply side disruptions, and inventory accumulations. The dramatic expansion and availability of natural gas, coupled with pending air quality requirements have made numerous power generators re-evaluate the most economical decisions for the coming years.  The precipitous decrease in coal production is expected to moderate somewhat, but the downturn seems to be entrenched to the point where an eminent recovery for Eastern Kentucky coal is not currently anticipated.  Coal production, utilization and severance taxes have decreased significantly in recent quarters and have shown continued signs of weakness due to inventory accumulations, input substitution, and supply side disruptions.

However, natural gas used to generate electricity year-to-date is below the high level of that used during the comparable 2012 period, when low natural gas prices led to significant displacement of coal by naturalgas for power generation. In early 2013, global coal demand began to recover some market share as natural gas prices rose. By late March, wholesale natural gas prices at the Henry Hub trading center were back to $4 per million British Thermal Units (MMBtu). In response, electricity generators used 16 percent less natural gas this March compared with March 2012. This pattern is expected to continue as the cost of dispatching existing coal-fired plants continues to remain competitive as compared to natural gas units.  For drivers, the early months of 2013 seemed to predict high gasoline prices for the summer of 2013 as prices increased to nearly $3.80 per gallon. However, on a percentage basis, this increase in early 2013 was the second smallest increase in the last ten years.

These early season fluctuations occur each year due to a series of factors. The peak time for refinery maintenance occurs in the first quarter of each year after winter heating oil demand declines. This is also the time when refineries begin switching to required summer-grade blends. The change in production processes requires significant down-time resulting in a reduction in gasoline production, causing existing prices to increase. Additionally, the summer-grade gasoline is more expensive to produce. The result is a seasonal increase in gasoline prices.

With the dramatic increase in domestic oil production, increased availability for rail delivery of domestic oil, and reduced differences the amount that refiners have to pay for crude oil, gasoline prices during the summer season will be moderate as compared to previous years. As we enter the summer season, gasoline inventories are well within their normal range reflecting a balance between production and imports and consumption quantities demanded. The forecast for this summer season is for prices to climb to an average of $3.70 per gallon in May, and then gradually decline for the remainder of the summer.

Litigation

The State is party to numerous legal proceedings, many of which normally occur in government operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund's investments.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Churchill Tax-Free Fund of Kentucky

Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”) unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Kentucky Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Kentucky Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Kentucky issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Fund.

When-Issued and Delayed Delivery Obligations

The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

Unlike when the Fund purchases or sells a Kentucky Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Kentucky Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual

Churchill Tax-Free Fund of Kentucky

obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund’s Kentucky Obligations is that the Manager could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

Churchill Tax-Free Fund of Kentucky

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Kentucky Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Kentucky Obligations being hedged. If the price of the Future or option moves less than the price of the Kentucky Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Kentucky Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Kentucky Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Kentucky Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Kentucky Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Kentucky Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Kentucky Obligations being hedged if the historical volatility of the prices of the Kentucky Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Kentucky Obligations held in the Fund’s portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of Kentucky Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then decides not to invest in the Kentucky Obligations at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Kentucky Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Fund may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, the Fund will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, the Fund may “cover” its obligation using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The “sale” of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the  index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as

Churchill Tax-Free Fund of Kentucky

having a “short” Futures position. The “purchase” of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

Some countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, the value and liquidity of the Fund’s investments may be negatively affected by the countries experiencing the difficulties.

Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Although the Manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.  If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Fund will not earn income on the cash and the Fund’s yield will go down.  If a significant amount of the Fund’s assets are used for defensive investing purposes, it will be more difficult for the Fund to achieve its investment objective.

Percentage Limitations

The Fund’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Fund’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Fund Policies

Investment Restrictions

The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a “majority,” as defined in the 1940 Act, of the Fund’s outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a “majority” of the Fund’s outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Fund’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or

Churchill Tax-Free Fund of Kentucky

represented; or (b) more than 50% of the dollar value of the Fund’s outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1.           The Fund invests only in certain limited securities.

The Fund cannot buy any securities other than Kentucky Obligations (discussed under “Investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

The Fund cannot purchase or hold the securities of any issuer  if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2.           The Fund does not buy for control.

The Fund cannot invest for the purpose of exercising control or management of other companies.

3.           The Fund does not sell securities it does not own or borrow from brokers to buy securities.

Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4.           The Fund is not an underwriter.

The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5.           The Fund has industry investment requirements.

The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6.           The Fund cannot make loans.

The Fund can buy those Kentucky Obligations which it is permitted to buy; this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7.           The Fund can borrow only in limited amounts for special purposes.

The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund’s income.

Churchill Tax-Free Fund of Kentucky

Except in connection with borrowings, the Fund will not issue senior securities.

The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8.           The Fund’s investment in obligations subject to the Federal alternative minimum tax is limited.

As a fundamental policy, at least 80% of the Fund’s net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Fund can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals.

Management of the Fund

The Board of Trustees

The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund’s operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, contracts with all other service providers and payments under the Fund’s Distribution Plan and Shareholder Services Plan.

The Fund has an Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Fund’s internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended December 31, 2012 and no  meetings during the fiscal period ended March 31, 2013.

The Fund has a Nominating Committee, consisting of all of the non-interested Trustees.  The Nominating Committee held one meeting during the fiscal year ended December 31, 2012 and one meeting during the fiscal period ended March 31, 2013.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Fund at its principal address for the attention of the Chair of the Nominating Committee.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund and its Manager, and other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

Churchill Tax-Free Fund of Kentucky

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds.  These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in obligations issued by the State of Kentucky, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about each Trustee, officer and Trustee Emeritus of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth Interested Trustee(4)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	Trustee since 1995 and President since 1999
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Trustees since 2005 and Trustee since 1992	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
David A. Duffy North Kingstown, RI (1939)	Trustee since 2009	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations including Rhode Island Hospital.	2	Delta Dental of Rhode Island
Anne J. Mills Scottsdale, AZ (1938)	Trustee since 1987	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John J. Partridge Providence, RI (1940)	Trustee since 2009	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None
James R. Ramsey Louisville, KY (1948)	Trustee since 1987
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Laureen L. White North Kingstown, RI (1959)	Trustee since 2009	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

(1) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Fund.

(5) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

    The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 25 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Churchill Tax-Free Fund of Kentucky

Thomas A. Christopher:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 20 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

David A. Duffy:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 17 years; knowledgeable about  government affairs as an executive and as a board member of various corporate and civic organizations as detailed above.

Anne J. Mills:
Extensive financial and management experience as an executive of various organizations as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years.

John J. Partridge:
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for 10 years

James R. Ramsey:
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

Laureen L. White:
Knowledgeable about government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 7 years.

    References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Trustee Emeritus (6)
Theodore T. Mason Hastings-on-Hudson, NY (1935)	Trustee Emeritus since 2011; Trustee 1987-2011
Executive Director, East Wind Power Partners Ltd. since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (previously Treasurer, President, First Vice President, and Second Vice President) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); Vice President and director, The Navy League of the United States New York Council since 2012 and director since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., 2000-2012; Trustee, Hawaiian Tax-Free Trust since 1984 and Chair since 2004; Trustee Aquila Three Peaks High Income Fund since 2006; Trustee Emeritus, Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund since 2011; Trustee, 1987-2011 and 2009-2011, respectively; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust (1984-2012), Pacific Capital Tax-Free Cash Assets Trust (1988-2012), and Pacific Capital U.S. Government Securities Cash Assets Trust (1988-2012)) and Chair of the Board of each, 2004-2012.

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Todd W. Curtis Phoenix, AZ (1949)	Vice President since 2004; Portfolio Manager or Co-Portfolio Manager since 2009
Senior Vice President since 2004 and Portfolio Manager since 1986, Tax-Free Trust of Arizona; Vice President since 2004 and Portfolio Manager or Co-Portfolio Manager since 2009, Churchill Tax-Free Fund of Kentucky, backup portfolio manager, 2004-2009; Vice President and Portfolio Manager or Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Royden P. Durham Louisville, KY (1951)	Vice President and Co-Portfolio Manager since 2011
Vice President and Co-Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2011; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Robert Matthew Waters Union, KY (1970)	Vice President since 2012
Vice President, Churchill Tax-Free Fund of Kentucky since 2012; Internal Sales Manager, Fifth Third Asset Management, Cincinnati, OH, 2010-2012, Regional Sales Director, 2012; Sales Associate, Russell Investments, Tampa, FL, 2008-2010; Financial Advisor, Bank of America Investment Services, Tampa FL, 2008; Product Specialist Manager - Asset Management Services, Raymond James Financial, St. Petersburg, FL, 2007-2008, Internal Wholesaler - Asset Management Services, 2004-2007, Account Executive - Raymond James Bank, 2002-2004; Certified Investment Management Analyst.

Churchill Tax-Free Fund of Kentucky

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years
James T. Thompson Bountiful, Utah (1955)	Assistant Vice President since 2009
Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Assistant Vice President and Backup Portfolio Manager, Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

Churchill Tax-Free Fund of Kentucky

Securities Holdings of the Trustees
(as of 12/31/12)

Name of Trustee	Dollar Range of Ownership in Churchill Tax-Free Fund of Kentucky(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds (1)

Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Thomas A. Christopher	E	E

David A. Duffy	C	C

Anne J. Mills	C	D

John J. Partridge	C	E

James R. Ramsey	E	E

Laureen L. White	B	B

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Trustee Compensation

The Fund does not currently pay fees to any of the Fund’s officers or to Trustees affiliated with the Manager. For the 12 months ended March 31, 2013(1), the Fund paid a total of $123,104 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Fund and the compensation they received during the 12 months ended March 31, 2013 from the Fund and from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Churchill Tax-Free Fund of Kentucky

Name	Compensation as Trustee from the Fund for the 12 months ended March 31, 2013	Compensation as Trustee from All Funds in the Aquila Group of Funds for the 12 months ended March 31, 2013	Number of Boards on which the Trustee Served for the 12 months ended March 31, 2013(2)
Thomas A. Christopher	$23,417	$84,750	5
David A. Duffy	$14,000	$35,750	2
Anne J. Mills	$15,278	$87,000	5
John J. Partridge	$13,639	$52,500	5
James R. Ramsey	$14,500	$29,000	2
Laureen L. White	$13,806	$30,500	2

(1) The  Fund’s fiscal year end was recently changed to March 31.  Previously, the fiscal year end for Fund was December 31.

(2) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares may be purchased without a sales charge by the Fund’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

On July2, 2013, the following persons held 5% or more of any class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund’s management believes that all of the shares indicated are held by them for the benefit of clients.

Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C	3,900,185 301,134	20.06% 25.99%
NFS LLC FEBO Stock Yards Bank 200 S.5th St. Louisville, KY	Class A	2,673,778	13.75%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,602,106 101,902	8.24% 8.79%

Churchill Tax-Free Fund of Kentucky

Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ	Class I	622,920	90.39%
Vallee & Co FBO SG C/O M&I Trust Co. NA 11270 W. Park Pl. Ste. 400 Milwaukee, WI	Class Y	1,309,754	42.99%
Fifth Third Bank TTEE FBO: BANKDAN P.O. Box 3385 Cincinnati, OH	Class Y	460,706	15.12%
Danky & Co. P.O. Box 28 Danville, KY	Class Y	412,936	13.56%
NFS LLC FEBO Kentucky Bank P.O. Box 157 Paris, KY	Class Y	166,412	5.46%

Additional 5% shareholders

The Fund’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares.

Churchill Tax-Free Fund of Kentucky

Investment Advisory and Other Services

Information About the Manager and the Distributor

Management Fees

During the fiscal years listed, the Fund incurred management fees (investment advisory fees) as follows:

Fiscal Year Ended December 31:

2012	$1,048,307

2011	$ 948,618

2010	$1,022,782

Fiscal Period Ended March 31, 2013:

$268,373

The management fees are treated as Fund expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of the Fund, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

(iv) at its expense provide for pricing of the Fund’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund’s portfolio at least quarterly using another such source satisfactory to the Fund.

The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-

Churchill Tax-Free Fund of Kentucky

Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

The Advisory and Administration Agreement provides that the Manager shall give to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund’s Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a sub-adviser of the Fund under a sub-advisory agreement; as part of such administrative duties, the Manager shall:

(i)           provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

(ii)           oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund’s shares;

(iii)           maintain the Fund’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

(iv)           prepare, on behalf of the Fund and at the Fund’s expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

Churchill Tax-Free Fund of Kentucky

(v)           respond to any inquiries or other communications of shareholders of the Fund and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Fund’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

The Fund bears the costs of preparing and setting in type its  prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Fund; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) expenses of keeping the Fund’s accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that the Fund shall pay an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

    The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which  relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall  be reduced to the annual rate of 0.33 of 1% of such net asset value and provided further, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Fund, the annual fee shall be payable at the annual rate of 0.26 of 1% of such asset value.

Information about the Manager

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2013, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of

Churchill Tax-Free Fund of Kentucky

approximately $3.3 billion, of which approximately $2.9 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.  Ms. Herrmann is a Trustee and the President of the Fund and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

Additional Information About the Portfolio Managers

Mr. Royden Durham is co-portfolio manager of the Fund.  Mr. Durham manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary and a bonus, without any deferred compensation or retirement plan. His compensation is not performance based, and he participates in the Manager’s 401(k) Plan.  Mr. Durham owns shares of the Fund in the amount of less than $10,000.

Mr. Todd W. Curtis is also co-portfolio manager of the Fund. Mr. Curtis is also portfolio manager of other funds in the Aquila Group of Funds with combined assets under management of approximately $763 million as of March 31, 2013: Tax-Free Trust of Arizona and Tax-Free Fund For Utah.  There is no conflict of interest between these two funds and the Fund.  Mr. Curtis manages no other investment companies, no pooled investment vehicles and no other separate accounts.  He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation is not performance based. Mr. Curtis does not own any securities of the Fund.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Fund and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor

Fiscal Year Ended December 31:
2012	$572,126	$47,874

2011	$346,420	$30,463

2010	$277,793	$26,548
Fiscal Period Ended March 31, 2013:
	$122,209	$11,956

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:

Churchill Tax-Free Fund of Kentucky

Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price

Less than $25,000	4.00%	3.50%
$25,000 but less than $50,000	3.75%	3.50%
$50,000 but less than $100,000	3.50%	3.25%
$100,000 but less than $250,000	3.25%	3.00%
$250,000 but less than $500,000	3.00%	2.75%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Fund has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Fund’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed

Churchill Tax-Free Fund of Kentucky

relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than  annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be
(i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Churchill Tax-Free Fund of Kentucky

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail

Churchill Tax-Free Fund of Kentucky

satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than  annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of the Fund represented by Class I Shares is currently authorized by the Trustees of the Fund.  Such payments shall be made only out of the Fund’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund

Churchill Tax-Free Fund of Kentucky

may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Manager or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Fund’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified
Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of

Churchill Tax-Free Fund of Kentucky

additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Fund’s Independent Trustees those Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

During the fiscal year ended December 31, 2012 and during the fiscal period ended March 31, 2013, payments were made under Part I, Part II and Part III of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended December 31, 2012 and the fiscal period ended March 31, 2013, payments to Qualified Recipients by the Fund under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

Churchill Tax-Free Fund of Kentucky

	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Fiscal Year Ended December 31, 2012:

Part I	$314,707	$10,586	$304,121
Part II	$81,539	$21,174	$60,365
Part III	$14,502	$0	$14,502

Fiscal Period Ended March 31, 2013:
Part I	$80,299	$2,521	$77,778

Part II	$22,911	$6,531	$16,380

Part III	$3,686	$0	$3,686
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Fund and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Fund’s Distribution Plan, the Fund has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Level-Payment Class Shares. The

Churchill Tax-Free Fund of Kentucky

Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended December 31, 2012 and during the fiscal period ended March 31, 2013, $27,180 and $7,637, respectively, was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Fund.

Subject to the direction and control of the Fund’s Board of Trustees, the Fund may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection

Churchill Tax-Free Fund of Kentucky

with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.   During the fiscal year ended December 31, 2012 and during the fiscal period ended March 31, 2013, payments made to Qualified Recipients under Part II of the Plan with respect to the Fund’s Class I Shares amounted to $10,876 and $2,764, respectively.

General Provisions

While the Services Plan is in effect, the Fund’s Distributor shall report at least quarterly to the Fund’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an “affiliated person,” as that term is defined in the 1940 Act, of the Fund, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Fund, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Fund invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Fund’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

The Fund’s Custodian, JPMorgan Chase Bank, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Fund’s assets.

The Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Fund’s financial statements.

Churchill Tax-Free Fund of Kentucky

Brokerage Allocation and Other Practices

During the Fund’s three most recent fiscal years and during the fiscal period ended March 31, 2013, all of the Fund’s portfolio transactions were principal transactions and no brokerage commissions were paid.

The Manager shall select such broker/dealers (“dealers”) as shall, in the Manager’s judgment, implement the policy of the Fund to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Manager determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Manager’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Fund recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients.  The Fund did not engage in any such affiliated brokerage transactions during its three most recent fiscal years or during the fiscal period ended March 31, 2013.

Capital Stock

The Fund has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a

Churchill Tax-Free Fund of Kentucky

CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers.  Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Fund.  In addition, Class I Shares may pay a service fee of up to 0.25 of 1% of such assets.

The Fund’s four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Kentucky Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Fund, except that the Fund’s Board of Trustees may change the name of the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund’s classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

Churchill Tax-Free Fund of Kentucky

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i)	Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii)
Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Fund or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of

Churchill Tax-Free Fund of Kentucky

Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Fund will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Fund when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Fund at the time of purchase.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Churchill Tax-Free Fund of Kentucky

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price

$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus  when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased, together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

Class A Shares may be purchased without a sales charge by:

*	current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*	selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*           certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Churchill Tax-Free Fund of Kentucky

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Investors may exchange securities acceptable to the Manager for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's portfolio securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Fund, in connection with the sale, servicing or retention of Fund shares.  This compensation, which may be significant in dollar amounts to the Distributor,

Churchill Tax-Free Fund of Kentucky

could create an incentive for a financial advisor to sell Fund shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Fund.

Such additional compensation (which is sometimes referred to as “revenue sharing”) is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Fund or its shareholders, although such resources may include profits derived from services provided to the Fund.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Fund and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Fund’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Fund’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Fund representatives;

•	inclusion of the Fund and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch,

Churchill Tax-Free Fund of Kentucky

Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Fund no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Churchill Tax-Free Fund of Kentucky

Exchange Privilege

Shareholders of the Fund have an exchange privilege as set forth below. Exchanges can be made among this Fund and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Fund for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Fund shares can be harmful to the Fund and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Fund or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Fund or any other Aquila Fund.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

This Fund, as well as the other funds in the Aquila Group of Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence.  The Fund may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

Churchill Tax-Free Fund of Kentucky

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Fund’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer

Churchill Tax-Free Fund of Kentucky

be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value
The net asset value of the shares of each of the Fund’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund’s net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Fund’s Board of Trustees. Short-term obligations and money market securities maturing in sixty days or less generally are valued at cost adjusted for amortization of premiums and accretion of discounts.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Fund’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Churchill Tax-Free Fund of Kentucky

Purchases and Redemptions of Class I and Class Y Shares

The Fund has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Fund’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Fund.

Limitation of Redemptions in Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Fund’s website at www.aquilafunds.com.  The Fund also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share the Fund’s non-public portfolio holdings information with pricing services and other service providers to the Fund who require access to such information in order to fulfill their contractual duties to the Fund.  The Manager may also disclose non-public information regarding the Fund’s portfolio holdings to certain mutual fund analysts and rating and tracking entities, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Fund’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Fund’s shareholders and the Fund’s Manager, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Fund, the Manager and the Distributor shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

Churchill Tax-Free Fund of Kentucky

The Fund currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

It also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

Churchill Tax-Free Fund of Kentucky

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Carryforwards”) are available to be applied against future capital gains, if any,

Churchill Tax-Free Fund of Kentucky

realized by the fund prior to expiration of the carryforwards.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Carryforwards”) may be carried forward without limit, and such carryforwards must be exhausted before the Fund will be permitted to utilize any Pre-2011 Carryforwards.   At March 31, 2013, the Fund had capital loss carryforwards of $899,949 of which $112,779 expires in 2016, $175,082 expires in 2017 and $89,578 and $522,510 have no expiration and retain their character of short-term and long-term, respectively.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed capital gains included in their respective income over their respective share of taxes paid on the undistributed amount.  Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the Fund are exempt from regular Federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of the Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from the Fund (other than exempt-interest dividends) and net gains from redemptions of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  A shareholder’s tax basis in the shares so received will be equal to such amount.

Churchill Tax-Free Fund of Kentucky

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Churchill Tax-Free Fund of Kentucky

Backup Withholding

The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below in the first paragraph under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.  For taxable years of the Fund beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that are reported by the Fund as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions (other than exempt-interest dividends) paid after December 31, 2013 (or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions (other than exempt-interest dividends) paid after December 31, 2013(or, in certain cases, after later dates) and redemption payments and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make

Churchill Tax-Free Fund of Kentucky

certain required certifications. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Basis Reporting

The Fund or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund held in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund expects to use an average basis default method, in which the basis per share is reported as an average of the bases of the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.

Shareholders may instruct the Fund to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Underwriters

The Distributor acts as the Fund’s principal underwriter in the continuous public offering of all of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales  literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended December 31, 2012 and for the fiscal period ended March 31, 2013 were as follows:

Churchill Tax-Free Fund of Kentucky

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Fiscal Year Ended December 31, 2012:

Aquila Distributors, Inc.	$47,874	None	None	None(*)

Fiscal Period Ended March 31, 2013:

Aquila Distributors, Inc.	$11,956	None	None	None(*)

(*)Amounts paid to the Distributor under the Fund’s Distribution Plan are for compensation.

Churchill Tax-Free Fund of Kentucky

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations.  It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

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Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the

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event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

 Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

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i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

 Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

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Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

 Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

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AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

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Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

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Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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